ACCRUED EXPENSES AND OTHER PAYABLES (Schedule Of Accrued Expenses And Other Payables) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accrued expenses and other payables
Employee payroll and welfare payables	$ 4,700	$ 5,615
Written put option	7,000
Other tax payable	6,335	$ 6,691
Accrued professional, marketing and leasing fees	4,983	3,468
Other payables	6,270	6,096
Accrued advertising sales rebate	443	91
Total	$ 29,731	$ 21,961